Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

 PRINCIPAL FINANCIAL OFFICER PURSUANT TO

 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of Greg Strakosch and Eric Sockol hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as Chief Executive Officer and Chief Financial Officer and Treasurer, respectively of TechTarget, Inc. (the “Company”), that, to his knowledge, the Quarterly Report of the Company on Form 10-Q/A for the period ended June 30, 2007 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2008	By:	/s/ GREG STRAKOSCH
Greg Strakosch
Chief Executive Officer

Date: March 27, 2008	By:	/s/ ERIC SOCKOL
Eric Sockol
Chief Financial Officer and Treasurer